BROWN ADVISORY FUNDS

Brown Advisory Mortgage Securities Fund
 (the “Fund”)

Institutional Shares (BAFZX)
Investor Shares (BIAZX)
Advisor Shares (Not Available for Sale)

Supplement dated September 18, 2019
to the Summary Prospectus and Prospectus dated October 31, 2018

This supplement serves as notification of, and provides information regarding, certain changes to the Fund.

1. Portfolio Managers for the Fund

Effective as of September 30, 2019, Thomas D.D. Graff, CFA, and John Henry Iucker will serve as portfolio managers of the Fund and will each retain equal decision-making authority in the day-to-day management of the Fund’s portfolio.  Prior to that date, Mr. Graff served as portfolio manager of the Fund and Mr. Iucker had served as associate portfolio manager of the Fund.  Mr. Graff’s tenure on the Fund dates to its inception in 2013, and Mr. Iucker’s tenure dates to 2017.

Investors should retain this supplement for future reference